                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): NOVEMBER 2, 2006

                               SEDONA CORPORATION
             (Exact name of registrant as specified in its charter)

          PENNSYLVANIA                    0-15864               95-4091769
(State or other jurisdiction of    (Commission File No.)       (IRS Employer
        incorporation)                                      Identification No.)

         1003 WEST NINTH AVENUE
      KING OF PRUSSIA, PENNSYLVANIA                                19406
(Address of principal executive offices)                         (Zip Code)

       Registrant's telephone number, including area code: (610) 337-8400

                                 NOT APPLICABLE
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[_] Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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SECTION 1 - REGISTRANT'S BUSINESS AND OPERATIONS

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On November 2, 2006, Sedona Corporation ("Sedona") entered into certain agreements related to the consolidation and refinancing of certain indebtedness and the issuance of additional financing. Certain information regarding such agreements is set forth in Item 2.03 and is incorporated herein by reference.

Additionally, on November 2, 2006 David R. Vey, the Chairman of the Board of Directors and a principal shareholder of Sedona ("Vey") executed a Surety Agreement in favor of the directors of Sedona (the "Surety Agreement"). Sedona is not a party to the Surety Agreement. Certain information regarding the Surety Agreement is set forth in Item 8.01 and is incorporated herein by reference.

SECTION 2 - FINANCIAL INFORMATION

ITEM 2.03 CREATION OF A DIRECT FINANCIAL OBLIGATION

As reported in the Quarterly Report on Form 10-QSB filed on August 14, 2006, Sedona was in the process of negotiating the refinancing of a series of approximately twenty convertible notes which were issued in favor of Vey. The notes, which were in the approximate aggregate principal sum of $2,590,000.00, matured on July 1, 2006, having previously been extended to that date. Further, Vey had extended certain loans in the approximate amount of $1,075,000.00 in the second and third quarters of 2006. Sedona and Vey were then also negotiating the terms of short-term funding from Vey to Sedona. Additionally, Sedona was negotiating the refinancing of two promissory notes in favor of Oak Harbor Investment Properties, L.L.C. ("Oak Harbor") for the principal sum of $1,000,000.00 which also matured on July 1, 2006, having previously been extended to that date. Vey is a principal of Oak Harbor.

On November 2, 2006, the Board of Directors of Sedona approved the terms of definitive agreements related to the aforementioned refinancings and additional short- term financing, and Sedona, Vey, and Oak Harbor executed definitive agreements with respect to such transactions, as described below.

Refinancing of Certain Notes to Oak Harbor

On October 23, 2006 the Independent Committee of the Board of Directors of Sedona recommended to the Board of Directors that Sedona consolidate and extend previously issued promissory notes from Sedona to Oak Harbor. On November 2, 2006 the Board of Directors approved the consolidation and extension of the maturity date of two outstanding promissory notes totaling the principal sum of $1,000,000.00 with accrued interest of $40,402.22 (the "Old Oak Harbor Notes") into a single promissory note. An


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Exchange Agreement, dated as of August 17, 2006 was executed by Oak Harbor and
Sedona which provides for the cancellation of the Old Oak Harbor Notes and the issuance and delivery of a new single promissory note dated as of August 17, 2006 in the principal amount of $1,040,402.22 (the "New Oak Harbor Note"). The New Oak Harbor Note has a maturity date of May 1, 2009, and requires Sedona to reduce the principal amount of the note by $250,000 on May 1, 2007, and $250,000 on May 1, 2008, with the outstanding unpaid principal balance and all accrued but unpaid interest due on maturity. The Old Oak Harbor Notes bore interest at a rate of seven percent (7%) per year. The New Oak Harbor Note bears interest at a rate of eight percent (8%) per year.

Refinancing of Certain Convertible Notes to Vey

On October 23, 2006 the Independent Committee of the Board of Directors of Sedona also recommended to the Board of Directors that Sedona consolidate and extend the term of several convertible promissory notes previously issued by Sedona to Vey, totaling the principal sum of $2,590,000.00 with accrued interest of $101,263.36 into a single secured convertible promissory note. On November 2, 2006, the Board of Directors approved such consolidation and extension, to be effective October 23, 2006. An Exchange Agreement dated as of October 23, 2006 was executed by Vey and Sedona, which provides for the cancellation of the outstanding convertible promissory notes (the "Old Vey Convertible Notes") and the issuance and delivery of a single secured convertible promissory note dated as of October 23, 2006 in the principal amount $2,691,263.36 (the "New Vey Convertible Note"). The Old Vey Convertible Notes contained various maturity dates, which had been previously extended until July 1, 2006, and bore interest at the rate of eight percent (8%) per year. The Old Vey Convertible Notes contained provisions allowing Vey, at his option, to convert all or part of the unpaid principal and accrued but unpaid interest of the Old Vey Convertible Note into shares of common stock of Sedona, .001 par value per share (the "Shares") at conversion prices ranging from $0.14 to $0.56 per share. The New Vey Convertible Note has a maturity date of October 23, 2008, unless theretofore converted and bears interest at the rate of eight percent (8%) per year, which interest is due upon maturity. Vey may, at any time and at his option, elect to convert all or part of the unpaid principal and accrued but unpaid interest of the New Vey Convertible Note into Shares at a conversion price of $0.14 per share (the "Conversion Price"). The number of Shares which would be issuable upon the conversion of the $2,691,263.36 principal balance of the New Vey Convertible Note presently is 19,223,309. Accrued and unpaid interest may be paid in cash or, at the election of Vey, in Shares based on the Conversion Price. The Conversion Price is subject to adjustment under certain circumstances.

The New Vey Convertible Note provides that in the event Sedona raises new capital through the sale of equity or debt securities (except for sums provided by Oak Harbor, its affiliates, or Vey) in an amount equal to or in excess of $2,000,000.00 (the "Financing"), Sedona may, at its option, exercisable within ninety (90) days from the date of closing of the Financing, convert up to $1,210,000.00 of the outstanding principal of the Vey Convertible Note into Shares by making a cash payment to Vey in the amount of four percent (4%) of the principal converted. The number of Shares to be issued upon such


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conversion shall be equal to the principal balance converted divided by the conversion price in effect immediately prior to such computation.

The New Vey Convertible Note further provides that Vey may demand prepayment in full of the outstanding sums due under such note upon the occurrence of either of the following: (i) Sedona receives funds from any source (including internal sources such as collections of accounts receivable, as well as any external sources, such as sales of securities) totaling in excess of $3,500,000.00 after October 23, 2006; or (ii) Sedona maintains current cash on hand in excess of $2,000,000.00 for a period exceeding thirty (30) days.

The Registration Rights Agreement between Vey and Sedona, dated as of August 17, 2006 provides that Sedona will use its best efforts to register for resale of the Shares issuable upon conversion of the New Vey Convertible Note under the Securities Act of 1933.

Bridge Note with David R. Vey

On October 23, 2006 the Independent Committee of the Board of Directors of Sedona recommended to the Board of Directors that certain other outstanding loans from Vey to Sedona be consolidated pursuant to a single promissory note. These other loans previously bore interest at a rate of eight percent (8%) per year. On November 2, 2006 the Board of Directors approved the issuance of a $1,213,952.81 promissory note to Vey, effective October 23, 2006, evidencing and consolidating certain loans made by Vey to Sedona. A promissory note dated October 23, 2006 in the principal amount of $1,213,952.81 has been issued and delivered by Sedona to Vey (the "Bridge Note"). The principal amount of the Bridge Note reflects the prior loan from Vey to the Company in the principal amount of $1,075,000 as well as interest and certain related expenses. The Bridge Note bears interest at a rate of eight percent (8%) per year on the unpaid principal balance. One half of the principal sum and all accrued interest is due upon the earlier of: (a) ten (10) business days after the closing or purchase of debt and/or equity securities of Sedona arranged by a placement agent on behalf of Sedona in connection with the placement of certain debt of equity securities; or (b) December 23, 2006. The principal balance remaining outstanding thereafter together with accrued interest is due October 23, 2007.

In accordance with the provisions of the Bridge Note, on November 2, 2006 Sedona assigned to Vey all of its right, title and interest in an account receivable due from ACEncrpyt Solutions, LLC (the "ACE Receivable") with an outstanding balance of $40,000.00 (the "ACE Balance"). The assignment of the ACE Receivable was effective as of October 23, 2006. The assignment of the ACE Receivable reduced the principal of certain outstanding sums owed to Vey by Sedona by the amount of the ACE Balance (the "Offset"). The Offset was applied to the loans consolidated into by the Bridge Note prior to the issuance of such note.

Line of Credit with Vey


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On October 23, 2006, the Independent Committee of the Board of Directors of
Sedona recommended to the Board of Directors that Sedona obtain a $500,000.00 line of credit from Vey to fund the working capital requirements of Sedona. On November 2, 2006, the Board of Directors approved the execution of a Term Sheet, effective as of September 27, 2006, governing the issuance of an uncommitted line of credit in the principal amount of $500,000.00 from Vey to Sedona (the "Line of Credit"). Balances outstanding under the Line of Credit are evidenced by a secured revolving promissory note dated as of September 27, 2006, in an amount no greater than $500,000.00 from Sedona to Vey (the "Revolving Note"). The Revolving Note will be payable by application of the proceeds of the receivables of Sedona, together with accrued interest at the rate of eight percent (8%) per year. Accrued interest on the outstanding principal balance is scheduled to be paid quarterly. Advances under the Revolving Note are subject to the approval of Vey, which approval may be withheld at his sole discretion. Sedona can prepay sums due under the Revolving Note without premium or penalty. The Revolving Note matures on August 17, 2007, on which date all unpaid sums of principal and interest will be due.

On September 27, 2006, Sedona made an initial draw on the Line of Credit of $225,000.00.

Vey and Oak Harbor entered into an Intercreditor Agreement dated as of October 23, 2006, which was acknowledged by Sedona (the "Intercreditor Agreement"). The Intercreditor Agreement provides that as long as Oak Harbor has not received notice of default of the New Vey Convertible Note, the Bridge Note, or the Revolving Note and until such time as the Revolving Note has been satisfied, the proceeds of the receivables of Sedona will be applied as and when they are collected to the payment of the principal sums, accrued interest and late charges due under the Revolving Note.

Security Agreements

The New Oak Harbor Note is secured by substantially all of the assets of Sedona pursuant to an Amended and Restated Security Agreement dated as of August 17th, 2006 between Sedona and Oak Harbor (the "Amended Security Agreement"). The Amended Security Agreement amends and restates the Security Agreement between Oak Harbor and Sedona effective as of January 13, 2003 which granted to Oak Harbor a lien and security interest in the assets of Sedona (the "Oak Harbor Security Agreement"). The changes to the Security Agreement were effected by the Amended and Restated Security Agreement which include: (i) the modification of the term "Obligations" to mean all of the obligations, indebtedness, and liabilities of Sedona to Oak Harbor and Vey; (ii) the acknowledgement and consent of Oak Harbor to the grant of a subordinate security interest in the assets of Sedona set forth in the Amended Security Agreement (the "Collateral") to Vey; and (iii) the modification of Appendix A to the Security Agreement to reflect the current outstanding permitted liens in the Collateral and references the subordinate security interest to the Collateral granted to Vey pursuant to the Security


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Agreement between Sedona and Vey dated as of October 23, 2006 (the "Vey Security
Agreement").

The New Vey Convertible Note, the Revolving Note, and the Bridge Note are secured pursuant to the terms and conditions of the Vey Security Agreement. Pursuant to the terms of the Vey Security Agreement, the New Vey Convertible Note, the Revolving Note, and the Bridge Note are secured by a lien and security interest in the Collateral of Sedona subordinate to the security interest of Oak Harbor.

Cross Defaults Pursuant to the Notes

The New Oak Harbor Note, the Bridge Note, the New Vey Convertible Note and the Revolving Note (collectively the "Notes") contain cross default provisions. Consequently an event of default under any of the Notes would constitute an event of default under each of the Notes. An event of default under the Notes will also have occurred if a default occurs under any other loan, extension of credit, security right, instrument, document, agreement or obligation from Sedona to Vey or Oak Harbor.

Waiver of Conversion Adjustment by Rucks and Mitchell

William J. Rucks ("Rucks") extended a loan to Sedona, which was evidenced by a convertible promissory note dated May 31, 2006 in the principal amount of $300,000.00, with a conversion price of $0.20 per share (the "Rucks Convertible Note"). Charles F. Mitchell ("Mitchell") extended several loans to Sedona which were evidenced by the following convertible promissory notes: (i) note dated July 1, 2005 in the principal sum of $250,0000.00; (ii) note dated August 2, 2005 in the principal sum of $250,000.00; (iii) note dated September 30, 2005 in the principal amount of $500,000.00, and (iv) a note in the amount of $300,000.00 dated May 31, 2006 (collectively the "Mitchell Notes"). The Notes designated as (i) (ii) and (iii) each had a conversion price of $0.18 per share, while the note designated as (iv) had a conversion price of $0.20 per share.

Pursuant to the Rucks Convertible Note and the Mitchell Convertible Note, Rucks and Mitchell were granted the option to convert the unpaid principal balance and accrued unpaid interest on their notes into Shares of Sedona. The respective conversion prices are subject to adjustment under certain circumstances. The issuance of the New Vey Convertible Note triggered such an adjustment. At the request of Sedona, Rucks and Mitchell have agreed to waive their rights to have the conversion price set forth in their respective convertible notes adjusted. Evidence of such waiver is contained in certain Waivers dated as of October 23, 2006 from Rucks to Sedona and from Mitchell to Sedona, which have been delivered to them for execution.

Summary Chart of Indebtedness

As a result of the foregoing, the principal amount of various indebtedness of Sedona to Vey and Oak Harbor are as follows:


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
PAYEE                   INSTRUMENT                            PRINCIPAL SUM DUE              MATURITY DATE
---------------------   -----------------------------------   ----------------------------   ----------------
Oak Harbor Investment   Promissory Note dated as of August    $1,040,402.22                  May 1, 2009
Properties, L.L.C.      17, 2006.

David Vey               Secured Convertible Promissory Note   $2,691,263.36                  October 23, 2008
                        dated as of October 23, 2006.

David Vey               Promissory Note dated as of October   $1,213,952.81                  October 23, 2007
                        23, 2006.

David Vey               Revolving Promissory Note dated as    The lesser of $500,000.00 or   August 17, 2007
                        of September 26, 2007.                the balance of the Revolving
                                                              Promissory Note ($225,000 as
                                                              of November 8, 2006)

The foregoing summary is not complete and is qualified in its entirety by reference to the complete text of the individual documents, which are filed as Exhibits to this Form 8-K and which is incorporated herein by reference in their entirety.

SECTION 8 - OTHER EVENTS

ITEM 8.01 OTHER EVENTS

At a meeting of the Board of Directors of Sedona, the directors discussed certain requirements and conditions of Sedona's directors and officers liability insurance (the "Policy"). The Policy provides for retention of $250,000.00 for securities claims and $150,000.00 for non-securities claims, which sums are payable by Sedona (collectively the "Retention Requirement"). At a special meeting of the Independent Committee of the Board of Directors held on August 29th, 2006, Vey agreed to serve as surety to the directors to guarantee the obligation of Sedona to pay those sums. Vey's obligations with respect to the foregoing are set forth in a Surety Agreement, which Vey executed on November 2, 2006. Pursuant to the Surety Agreement, Vey has agreed to serve as surety for payment of sums payable by Sedona as a result of the Retention Requirement, up to a maximum of $250,000.00.


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Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: November 8, 2006

                                       SEDONA CORPORATION


                                       By: /s/ MARCO EMRICH
                                           -------------------------------------
                                           Marco Emrich
                                           President and Chief Executive Officer


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                               ITEM 9.01 EXHIBITS

10.77 Promissory Note dated August 17, 2006 in the principal amount of $1,040,402.22 from Sedona to Oak Harbor.

10.78 Amended and Restated Security Agreement dated August 17, 2006 between Sedona and Oak Harbor.

10.79   Exchange Agreement dated August 17, 2006 between Sedona and Oak Harbor.

10.80 Secured Convertible Promissory Note dated October 23, 2006 in the principal amount of $2,691,263.36 from Sedona to Vey.

10.81   Registration Rights Agreement dated August 17, 2006 between Vey and
        Sedona.

10.82   Exchange Agreement dated October 23, 2006 between Sedona and Vey.

10.83 Promissory Note dated October 23, 2006 in the principal amount of $1,213,952.81 from Sedona to Vey.

10.84   Security Agreement dated October 23, 2006 between Vey and Sedona.

10.85 Revolving promissory note dated September 27, 2006 in the principal amount of $500,000.00 from Sedona to Vey.

10.86   Intercreditor Agreement dated October 23, 2006 between Vey and Oak
        Harbor.

10.87   Terms and Conditions Agreement dated September 27, 2006.

10.88   Acknowledgment and Receipt among Sedona, Vey and Oak Harbor.

10.89   Assignment of ACEncrypt receivable by Sedona to Vey.

10.90   Waiver dated as of October 23, 2006 from Rucks.

10.91   Waiver dated as of October 23, 2006 from Mitchell.

99.1    Surety Agreement dated as of November 2, 2006 from Vey.


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